SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : November 26, 2001

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2001 providing for the issuance of
2001-CB1  Trust,   C-BASS  Mortgage  Loan  Asset-Backed   Certificates,   Series
2001-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-04              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2001-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2001-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2001 ( the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, U.S. Bank National Association, as Trusee, and The Chase Manhattan Bank, as Certificate
Administrator.   On   November 26,  2001   distributions   were  made  to  the
Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 26, 2001 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Certificate Administrator under the Agreement referred to herein


     Date:  December 3, 2001          By: /s/ Karen Schluter
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         November 26, 2001

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  November 26, 2001


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               November 26, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                        ENDING
                    FACE         PRINCIPAL                                                                       PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL            INTEREST                TOTAL                BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1F      43,000,000.00    27,787,425.40     2,567,726.23           131,527.15          2,699,253.38         25,219,699.17
A2F      14,500,000.00    14,500,000.00             0.00            73,442.50             73,442.50         14,500,000.00
A3F      13,495,000.00    13,495,000.00             0.00            76,437.93             76,437.93         13,495,000.00
A1A     119,800,000.00    99,443,670.76     3,625,566.06           240,432.70          3,865,998.76         95,818,104.70
M1       11,093,000.00    11,093,000.00             0.00            67,223.58             67,223.58         11,093,000.00
M2        7,536,000.00     7,536,000.00             0.00            48,042.00             48,042.00          7,536,000.00
B1        6,241,000.00     6,241,000.00             0.00            47,223.57             47,223.57          6,241,000.00
B2        3,972,000.00     3,972,000.00             0.00            30,054.80             30,054.80          3,972,000.00
N        12,400,000.00     7,088,215.32       610,726.88            69,405.44            680,132.32          6,477,488.44
R                 0.00             0.00             0.00                 0.00                  0.00                  0.00
TOTALS  232,037,000.00   191,156,311.48     6,804,019.17           783,789.67          7,587,808.84        184,352,292.31

X       221,568,472.13   186,283,780.88             0.00                 0.00                  0.00        180,090,488.59
-----------------------------------------------------------------------------------------  -------------------------------------


             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                    CURRENT
             BEGINNING                                                       ENIDNG                                PASS-THRU
CLASS        PRINCIPAL       PRINCIPAL      INTEREST        TOTAL           PRINCIPAL            CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1F        646.21919535    59.71456349   3.05877093    62.77333442     586.50463186           A1F                    5.680000 %
A2F      1,000.00000000     0.00000000   5.06500000     5.06500000   1,000.00000000           A2F                    6.078000 %
A3F      1,000.00000000     0.00000000   5.66416673     5.66416673   1,000.00000000           A3F                    6.797000 %
A1A        830.08072421    30.26348965   2.00695075    32.27044040     799.81723456           A1A                    2.720000 %
M1       1,000.00000000     0.00000000   6.06000000     6.06000000   1,000.00000000           M1                     7.272000 %
M2       1,000.00000000     0.00000000   6.37500000     6.37500000   1,000.00000000           M2                     7.650000 %
B1       1,000.00000000     0.00000000   7.56666720     7.56666720   1,000.00000000           B1                     9.080000 %
B2       1,000.00000000     0.00000000   7.56666667     7.56666667   1,000.00000000           B2                     9.080000 %
N          571.63026774    49.25216774   5.59721290    54.84938065     522.37810000           N                     11.750000 %
TOTALS     823.81823364    29.32299232   3.37786504    32.70085736     794.49524132

X          840.75039688     0.00000000   0.00000000     0.00000000     812.79835014           X                      0.000000 %
-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN SCHLUTER
               JPMorgan Chase Bank  - Structured Finance Services
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.schluter@chase.com
                     ---------------------------------------

                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   November 26, 2001



Sec. 4.06(iii) O/C Amount                                                           2,215,684.72
Sec. 4.06(iii) Targeted O/C Amount                                                  2,215,684.72
Sec. 4.06(iii) O/C Deficiency Amount                                                        0.00
Sec. 4.06(iii) O/C Release Amount                                                           0.00

Sec. 4.06(iii) Monthly Excess Interest                                                732.914.91
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                        732.914.91
Sec. 4.06(iii) Extra Principal Distribution Amount                                    129,578.06

Sec. 4.06(iv) Servicing Compensation                                                        0.00
Sec. 4.06(iv) Servicing Fee                                                            77,229.10
Sec. 4.06(iv) PMI Premium                                                              69,657.69
Sec. 4.06(iv) Special Servicing Fee Accrued                                            27,150.00
Sec. 4.06(iv) Special Servicing Fee Paid                                               27,150.00

Sec. 4.06(v)  Current Advances                                                              0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                              84,136,947.82
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                              95,953,540.77

Sec. 4.06(vii) Total Beginning Number of Loans                                          2,073.00
Sec. 4.06(vii) Group 1 Beginning Number of Loans                                        1,182.00
Sec. 4.06(vii) Group 2 Beginning Number of Loans                                          891.00

Sec. 4.06(vii) Total Ending Number of Loans                                             2,020.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                     1,155.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                       865.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                               10.34%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                                     10.01%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                                     10.63%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                  262.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                  336.00

Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance      Percentage
                 --------------------------------------------------------------------
                1 Month                          63            4,941,881.19                  5.87 %
                2 Month                          28            1,976,156.73                  2.35 %
                3 Month                         124            8,841,736.12                 10.51 %
                Total                       215               15,759,774.04                 18.73 %

                                       Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                1 Month                          53            5,291,424.80                  5.51 %
                2 Month                          26            2,905,294.34                  3.03 %
                3 Month                          93            9,050,408.38                  9.43 %
                 Total                          172           17,247,127.52                 17.97 %

                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                1 Month                         116           10,233,305.99                  5.68 %
                2 Month                          54            4,881,451.07                  2.71 %
                3 Month                         217           17,892,144.50                  9.94 %
                 Total                          387           33,006,901.56                 18.33 %


                               Please Note: Delinquency Numbers Include Bankruptcies and Forecloures


                                      -7-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               November 26, 2001



Sec. 4.03(viii)Loans in Foreclosures

                                           Loans in Foreclosure
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  40              2,762,952.94                 3.28 %



                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  37               3,545,862.64                 3.70 %


                                                 Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  77              6,308,815.58                 3.50 %


Sec. 4.03(viii)Loans in Bankruptcy

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  47              3,492,233.95                 4.15 %


                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  35              3,442,997.99                 3.59 %

                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  82              6,935,231.94                 3.85 %

Sec. 4.03(ix)Loans in REO
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   9                518,568.51                 0.62 %


                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   2                 66,296.30                 0.07 %


                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  11                584,864.81                 0.32 %



                                      -8-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               November 26, 2001



Sec. 4.06(x) Sec. 4.06(x) REO Book Value
Sec. 4.06(viii) REO Book Value Group 1                                            518,568.51
Sec. 4.06(viii) REO Book Value Group 2                                             66,296.30

Sec. 4.06(x) Reperforming Loans                                                        60.00
Sec. 4.06(x) Reperforming Loan Balances                                         4,447,933.20

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                   2,526,932.19
Principal Prepayments Group 2                                                   3,496,456.93

Sec. 4.06(xii) Prepayment Penalties/Premiums                                      104,045.48

Sec. 4.06(xii) Realized Losses
Current Realized Losses Incurred in Group 1                                       119,263.92
Current Realized Losses Incurred in Group 2                                        10,314.14

Cummulative Realized Losses Incurred in Group 1                                   187,402.89
Cummulative Realized Losses Incurred in Group 2                                    25,181.38

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount                       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                                     0.00

Sec. 4.06(xvii) Unpaid Interest
        Class A1A Unpaid Interest Shortfall                                             0.00
        Class A1F Unpaid Interest Shortfall                                             0.00
        Class A2F Unpaid Interest Shortfall                                             0.00
        Class A3F Unpaid Interest Shortfall                                             0.00
        Class M1 Unpaid Interest Shortfall                                              0.00
        Class M2 Unpaid Interest Shortfall                                              0.00
        Class B1  Unpaid Interest Shortfall                                             0.00
        Class B2  Unpaid Interest Shortfall                                             0.00
        Class N Unpaid Interest Shortfall                                               0.00

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                     0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                     1,552.36

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                                      0.00

Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A                               0.00

Sec. 4.06(xiv) Has the Trigger Event Occurred                                           yes

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                 8.9516%

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0%

Sec. 4.06(xxv) Available Funds by Group
        Available Funds                                                         7,512,465.72
        Interest Remittance Amount                                              1,448,751.49
        Principal Remittance Amount                                             6,063,714.23

Sec 4.06 Repurchased Principal                                                          0.00

Sec 4.06 Class X Distributable Amount                                                   0.00


                                      -9-

